[* = CONFIDENTIAL TREATMENT REQUESTED]



                              AMENDED AND RESTATED
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     This  Agreement ("Agreement") is entered as of the 30th day  of  September,
                       ---------
2002 (the "Effective Date"), by and between DIAMOND ANIMAL HEALTH, INC., an Iowa
           --------------
corporation with offices at 2538 S.E. 43rd Street, Des Moines, Iowa, 50317, ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at
  -------
20927 State Route K, St. Joseph, Missouri, 64505 ("Distributor").
                                                   -----------

                                    RECITALS

     A. Diamond has the right to certain bovine antigens described in Exhibits attached hereto and certain USDA and other licenses (and applications therefor) for the manufacture of such antigens and the right to enter into this distribution agreement as to them.

     B. Distributor desires to purchase Products from Diamond, to be marketed under private label brand names as Distributor deems appropriate pursuant to the terms of this Agreement.

     C. Diamond and Distributor are parties to that certain Bovine Vaccine Distribution Agreement dated as of February 13, 1998 (the "Original Agreement"),
                                                           ------------------
as previously amended by that certain Amendment No. 1 dated July 13, 1998 ("Amendment No. 1"), that certain Amendment No. 2 dated as of December 13, 1999
  ---------------
("Amendment No. 2"), that certain Amendment No. 3 dated  as  of  July  12,  2001
  ---------------
("Amendment No. 3"), and that certain Amendment No. 4 dated as of April 15, 2002
  ---------------
("Amendment No. 4") (collectively, the "Prior Agreement").
  ---------------                       ---------------

     D. Diamond and Distributor desire to amend and restate the Prior Agreement in accordance with the terms and conditions set forth in this Agreement, which amends, restates and supercedes the Prior Agreement in its entirety.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  PRODUCTION, SALE AND DISTRIBUTION

1.01  Manufacture  and  Sale.  Diamond   agrees   to   manufacture    and   sell
      ----------------------
      to Distributor, and Distributor agrees to purchase from Diamond, Products and additional products as referenced herein for distribution in the Territory pursuant to and in accordance with the terms and conditions of this Agreement.

1.02  Exclusivity.  Distributor's distribution rights under this Agreement shall
      -----------
      be exclusive worldwide for  all Products identified  on Exhibit A attached
                                                              ---------
      hereto and additional Products added pursuant to Section 2, except as set forth in this paragraph. Notwithstanding the foregoing, (i) Distributor's rights under this Agreement shall be non-exclusive for distribution in Canada for all Products; (ii) Distributor shall have no distribution rights outside the United States for any Products containing [ *** ] antigens listed on Exhibit C, without the prior written consent
                                  ---------
      and agreement of [ *** ] (it being understood that Diamond does not have rights to such [ *** ] antigens outside the United States); (iii) Distributor shall not have any right to distribute products consisting of the [ ***  ] antigens listed on Exhibit C in combination with any antigens
                                      ---------
      other than the  viral antigens listed  on  Exhibit A,  without  the  prior
                                                 ---------
      written consent and agreement of [ *** ]; (iv) Distributor acknowledges that [ *** ] has exclusive rights to distribute in Canada the product combinations (and lesser fallout products containing [ *** ] antigens) described in Exhibit C;(v) Diamond and its Affiliates may sell,
                              ---------
      have sold and otherwise distribute to [ *** ] without restriction the individual [ *** ] antigens listed in Exhibit C; (vi) Diamond and its
                                                 ---------
      Affiliates may sell, have sold and otherwise distribute to [ *** ] without restriction the individual antigens and monovalent vaccines (i.e., a vaccine containing a single bovine antigen) listed on Exhibit B;
                                                                      ---------
      and (vii) Diamond and its Affiliates may sell, have sold and otherwise distribute to [ *** ] without any restriction biological veterinary products containing antigens specified in Exhibit D to be used in solid
                                                 ---------
      dose configurations or using [  ***   ] technologies.

      It is furthermore recognized by the parties hereto that the parties will make good faith efforts to hereafter negotiate fair and equitable agreements as between them for the sale of bulk antigens to other vaccine companies which sales should be included in the Qualified Revenue requirements as set forth in Section 1.04(ii). If the parties hereto cannot agree for the sale of Bulk Antigens to other vaccine companies, then Diamond shall be prohibited from making any Bulk Sales, except as set forth in Section 1.02.

1.03  Territory. Distributor is  authorized  to sell, have  sold  and  otherwise
      ---------
      distribute Products and additional products added pursuant to Section 2 hereafter collectively referred to as "All Products" worldwide, limited
                                              -------------
      only as provided in Section 1.02. Diamond acknowledges that Distributor has satisfied the registration and marketing requirements set forth in
      Section 1.02 of the Original Agreement for establishing exclusivity rights in all foreign markets under Section 1.02 of this Agreement. If Diamond receives an opportunity to sell Products in any foreign jurisdiction(s) where Distributor does not have Product registration, then Diamond shall notify Distributor of its intent to pursue said opportunity in writing (the "Foreign Notice"). Upon Distributor's receipt of the Foreign Notice,
            --------------
      Distributor shall have thirty (30) days to respond in writing to Diamond of its acquiescence to Diamond pursuing said opportunity.

1.04  Purchase of Requirements; Minimum Purchases.
      --------------------------------------------

      (i)  Requirements.    Distributor   agrees    to    purchase   its   total
           ------------
           requirements of Products from Diamond for bovine veterinary biologic products of the type described on Exhibit A but only to
                                                        ---------
           the extent Diamond has the Products reasonably available for Distributor's delivery directions that conform to Section 4 hereof. Distributor may purchase any additional requirement from any source, but only during such period that Diamond is unable to meet such requirements and the reasonable costs thereof shall be included in Minimum Qualified Revenues and to the extent contemplated by Section 13.08, Minimum Initial Product Revenue, for purposes of Section 1.04(ii)(A) and Section 1.04(ii)(B), respectively.

      (ii) Minimums.
           --------

           (A)  All Products.
                ------------

                (1) During the term of this Agreement Distributor shall cause the Qualified Revenues for each Contract Year to equal or exceed the following amounts (the "Minimum Qualified Revenue"):
                              -------------------------

          Contract Year Ending December 15,       Minimum Qualified Revenue
          ---------------------------------       -------------------------
                         2002                            $[  ***   ]
                         2003                            $[  ***   ]
                         2004                            $[  ***   ]
                         2005                            $[  ***   ]
                         2006                            $[  ***   ]
                         2007                            $[  ***   ]
                         2008                            $[  ***   ]
                         2009                            $[  ***   ]
                         2010                            $[  ***   ]
                         2011                            $[  ***   ]
                         2012                            $[  ***   ]
                         2013                            $[  ***   ]


      provided,  however,  that Distributor may permit the Qualified Revenues to
      ------------------
      be less than the Minimum Qualified Revenue in any Contract Year and in lieu thereof pay to Diamond an amount ("Additional Payment") equal to (x)
                                               ------------------
      the difference between such Minimum Qualified Revenue and the actual Qualified Revenues for such Contract Year, multiplied by (y) the Contract Year Factor. If an Additional Payment is due hereunder for any Contract Year, and not paid by Distributor within (30) days after the end of such Contract Year, Distributor's exclusivity rights under Section 1.02 of this Agreement shall automatically terminate with respect to all Products; provided, however, that nothing in this Agreement shall
                 --------   -------
      impair or terminate Distributor's exclusivity rights with respect to any antigens supplied to Diamond by Distributor or through Distributor's agreements with third party suppliers of antigens and included in Products. Distributor's distribution rights shall then continue on a non-exclusive basis consistent with the terms of this Section, subject to all the remaining terms of this Agreement not inconsistent therewith, which shall remain in full force and effect.

                (2) Notwithstanding Section 1.04(ii)(A)(1), however, the Minimum Qualified Revenue shall be equal to the following amounts during any Sterile Filled Facility Period for purposes of determining Distributor's exclusivity rights and applicable Additional Payment amounts under Section 1.04(ii)(A)(1):


               Contract Year Ending December 15,       Minimum Qualified Revenue
               ---------------------------------       -------------------------
                              2005                            $[  ***   ]
                              2006                            $[  ***   ]
                              2007                            $[  ***   ]
                              2008                            $[  ***   ]
                              2009                            $[  ***   ]
                              2010                            $[  ***   ]
                              2011                            $[  ***   ]
                              2012                            $[  ***   ]
                              2013                            $[  ***   ]

      provided, however, that the Minimum Qualified Revenue amount specified  in
      --------  -------
      the foregoing table for the first Contract Year of any Sterile Filled Facility Period shall be prorated based on the number of days in such Contract Year remaining after the commencement of the Sterile Filled Facility Period. Diamond shall have the right, but not the obligation, in its discretion, to develop a Sterile Filled Facility at any time during the  term  of  this  Agreement.  This  Section  shall  not be construed as
                                                      ---------
      notice by Diamond to Distributor of its intention to develop a sterile filled facility under Section 13.17 of this Agreement.

           (B)  Initial Products. During the term of this Agreement, Distributor
                ----------------
      shall cause the Initial Product Qualified Revenues for each Contract Year to equal or exceed the following amounts ("Minimum Initial Product
                                                       -------------------------
      Revenue"):
      -------


               Contract Year Ending December 15,      Minimum Initial Product Revenue
               ---------------------------------      -------------------------------
                              2002                              $[  ***   ]
                              2003                              $[  ***   ]
                              2004                              $[  ***   ]
                              2005                              $[  ***   ]
                              2006                              $[  ***   ]
                              2007                              $[  ***   ]
                              2008                              $[  ***   ]
                              2009                              $[  ***   ]
                              2010                              $[  ***   ]
                              2011                              $[  ***   ]
                              2012                              $[  ***   ]
                              2013                              $[  ***   ]


      Notwithstanding the foregoing, however, Distributor may permit the Initial Product Qualified Revenues to be less than the Minimum Initial Product Revenue in any Contract Year and in lieu thereof pay to Diamond an amount ("Additional Initial Product Payment") equal to (x) the difference between
        ----------------------------------
      such Minimum Initial Product Revenue and the actual Initial Product Qualified Revenues for such Contract Year, multiplied by (y) the Contract Year Factor. If an Additional Initial Product Payment is due hereunder for any Contract Year, and not paid by Distributor within thirty (30) days after the end of such Contract Year, Distributor's exclusivity rights under Section 1.02 of this Agreement shall automatically terminate with respect to all Initial Products (but not other Products, subject to
      Section 1.04(ii)(A)  of  this  Agreement).    Distributor's   distribution
      rights shall then continue with respect to all Initial Products on a non-exclusive basis consistent with Section 1.04(ii)(A) subject to all the remaining terms of this Agreement not inconsistent therewith, which shall remain in full force and effect.

           (C)  Counting Revenues.  Qualified  Revenues  attributable to Initial
                -----------------
      Products and counted for purposes of Section 1.04(ii)(B) of this Agreement shall also count for purposes of determining Minimum Qualified Revenues under Section 1.04(ii)(A) of this Agreement. Any Additional Initial
      Product Payment paid for any Contract Year shall be credited against Distributor's obligation to pay an Additional Payment pursuant to
      Section 1.04(ii)(A) of this Agreement for such Contract Year (but not for any other Contract Year). An example of these calculations is set forth in Exhibit E to this Agreement.
      ---------

1.05  Responsibilities  of  Distributor; Diamond Technical Support.  Distributor
      ------------------------------------------------------------
      shall use reasonable efforts to market and sell Products in the Territory and shall adhere to reasonable industry practice in connection therewith. Distributor shall be responsible, at its sole expense, for advertising and promotion, technical support and customer service. At Distributor's request, Diamond shall provide reasonable technical support for Distributor's marketing, sales and customer service efforts, and shall pay the support costs thereof.

1.06  Registration and Licensing.   Diamond  shall  use  reasonable  efforts  to
      --------------------------
      obtain Licenses in the United States with respect to all Products and will pay all Registration Costs associated with obtaining and maintaining such Licenses, except as set forth in Section 2.02. Diamond will use reasonable efforts to assist Distributor in the registration of Products (bulk or packed form) outside the United States at Distributor's expense. Distributor shall pay all Registration Costs associated with obtaining and maintaining any Licenses required in the Territory outside the United States and said cost shall be included in the Qualified Revenue requirements as set forth in Section 1.04(ii)(A) and, to the extent contemplated by Section 13.08, the requirements of Section 1.04(ii)(B).

1.07  Specifications.  Diamond and Distributor agree that all Products  will  be
      --------------
      manufactured in accordance with the Specifications and applicable USDA regulations. The Specifications may be changed at any time by mutual agreement of the parties, subject to applicable regulatory requirements, notices and approvals. Any disagreement concerning revisions to the Specifications shall be first addressed by mutual discussion and negotiation. Except to the extent the parties may otherwise agree in writing, any increases in costs resulting from Specification changes (including, but not limited to, those relating to packaging and raw materials) may be reflected in a direct cost increase to the Purchase.

1.08  Labeling:  Trademarks.  Diamond shall affix labeling to all Products, such
      ---------------------
      labeling to bear one or more Distributor trademarks, as specified in writing by Distributor. Nothing contained herein shall give Diamond any right to use any Distributor trademark except on all Products manufactured and delivered for Distributor. Diamond shall not obtain any right; title or interest in any Distributor trademark by virtue of this Agreement Distributor shall not use, nor shall Distributor obtain any right, title or interest in, any Diamond trademark or any [ *** ] trademark, including without limitation "Pneumo-Star," "Somnu-Star" and "Somnu-Star
                                      -----------    ----------       ----------
      PH."  All Product labeling shall in addition to the Distributor trademark,
      --
      contain the notation "Manufactured by Diamond Animal Health, Inc." with its address, or such similar notation as may be necessary or advisable under applicable law, and shall contain the notation "Distributed by Agri Laboratories, Inc.," with its address. Distributor shall cause All Product labeling to contain only such claims as are permitted under applicable Licenses for such Products and to otherwise comply with applicable law. All labeling and packaging of All Products shall be subject to the prior written approval of both parties, which shall not be unreasonably withheld. Diamond will order quantities of labeling and packaging sufficient to perform its obligations hereunder in its reasonable discretion. Distributor shall be responsible for the costs of developing and changing packaging for All Products, including costs of obsolete labeling and packaging due to changes requested by Distributor but only those occurring after initial License for the same. Furthermore, Diamond shall be responsible for the cost occasioned by any changes required by a government agency.

1.09  Location of Manufacture.  All Products shall be manufactured by Diamond at
      -----------------------
      its plant located in Des Moines, Iowa.

1.10  [    ***     ]
       ------------

      (i)   [              ***               ]

      (ii)  [              ***               ]
            (A)  [              ***               ]

            (B)  [              ***               ]
            (C)  [              ***               ]
            (D)  [              ***               ]
            (E)  [              ***               ]

SECTION 2.  ADDITIONAL PRODUCTS

2.01  Additional Products.  At Distributor's request, additional Products may be
      -------------------
      added   to   Exhibit A   to  this   Agreement,   providing  for additional
                   ---------
      combinations  of  the  antigens listed in Exhibit A and/or combinations of
                                                ---------
      such antigens and new antigens specified by Distributor. Diamond shall have the right, in its discretion, to approve or disapprove any such additional Products and if approved, to establish reasonable Purchase Prices therefor. Any such approved additional Products and the Purchase Prices therefor shall be set forth in an amended Exhibit A signed by both
                                                        ---------
      parties  to  be  collectively known as  "All Products".  Any such approved
                                               ------------
      additional Product shall be included  in  the requirements of Section 1.04
      (ii)(A) and, to the extent contemplated by Section 13.08, the requirements of Section 1.04(ii)(B).

2.02  Registration Costs:  Ownership.  Distributor shall advance to Diamond  the
      ------------------------------
      Registration  Costs  for  any  additional  Products  approved  pursuant to
      Section 2.01, which are added at Distributor's request. Each of Distributor and Diamond shall retain ownership of any antigens it supplies for any such additional Products and the addition of additional Products to Exhibit A shall not be deemed to transfer any right, title, interest or
         ---------
      license in or to the antigens supplied by either party to the other party for such Products, except as necessary to manufacture and sell Products under this Agreement. Each of Distributor and Diamond shall retain joint ownership of any jointly produced antigens developed by the parties hereto, and the addition of said Products to Exhibit A shall not be deemed
                                                   ---------
      to transfer any right, title, interest or license in or to the jointly developed antigens or Products, except as necessary to manufacture and sell Products under this Agreement. It is contemplated that a separate agreement would be entered into for the joint development of antigens or Products between the parties hereto.

2.03  Additional  Products  Previously  Added to  Agreement.    Distributor  and
      -----------------------------------------------------
      Diamond acknowledge and agree that certain additional Products identified in Appendix 1 (but not other Products) shall be subject to the respective terms and conditions set forth in such Appendix, which are incorporated by reference in this Agreement.

SECTION 3.  PRICE; PAYMENT; LOAN

3.01  Purchase  Prices.  Distributor agrees to purchase the Products  at  prices
      ----------------
      shown  in  Exhibit A hereto,  subject  to  adjustment from time to time as
                 ---------
      specified  below  (the "Purchase Price").  All prices are F.O.B. Diamond's
                              --------------
      manufacturing plant and are exclusive of taxes, freight and insurance, if any, which shall be invoiced to and paid by Distributor.

3.02  Annual Price Adjustment.   Purchase  Prices  for each Product set forth in
      -----------------------
      Exhibit A shall  be in effect for Products having specified delivery dates
      ---------
      during Contract Years [ *** ] and [ *** ]. Purchase Prices to be in effect for Products to be delivered in each subsequent Contract year shall be negotiated by the parties in good faith, taking into account factors including, but not limited to, cost changes, volume changes and plant utilization. In the event that Purchase Price changes are not agreed upon as a result of such good faith negotiations, then the Purchase Prices in effect for the preceding Contract Year shall remain in effect.

3.03  Cost Increases.  Diamond may also notify Distributor in writing during any
      --------------
      Contract Year of any cost increases for raw materials and packaging components for All Products to the extent such increases, individually or in the aggregate, would cause total finished cost of goods of such Product to increase by more than 2%. Upon Distributor's request, Diamond will furnish reasonable supporting documentation therefor. Upon such notification, the parties shall negotiate in good faith to adjust the applicable Purchase Prices to account for such increases. In the event that Purchase Price changes are not agreed upon as a result of such good faith negotiations, then the Purchase Prices then in effect shall remain in effect.

3.04  Payment Terms.
      -------------
      (i)  In General.   Diamond  shall  notify  Distributor  of  the  date when
           ----------
           Products   are  ready  for  shipment.    Diamond  shall  invoice  the
           Distributor for Products on the later of (i) the date Diamond notifies Distributor that the Products are ready for shipment or (ii) the delivery date specified in Distributor's purchase order accepted by Diamond. Diamond shall invoice Distributor for the Additional Payment, if any, within thirty (30) days after the end of any Contract Year for which it is due. Diamond shall invoice Distributor for Registration Costs, Support Costs and other amounts payable by Distributor under this Agreement, if applicable, monthly as incurred. Payment terms shall be net 30 days from the date of each such invoice. An interest charge of one and one-half percent (1 1/2%) per month or portion of a month shall be charged for late payments. Diamond shall be entitled to place Distributor on shipment hold and otherwise suspend performance under this Agreement if Distributor shall be materially late or in default of its payment obligations.

      (ii) Prepayments.  On or before [    ***    ], Distributor  shall   pay to
           -----------
           Diamond an amount equal to [        ***         ], which amount shall
           be credited against the invoice prices for Products to be shipped on or after October 1, 2003. On or before [ *** ], Distributor
           shall pay to Diamond an amount equal to (A) [         ***          ],
           minus (B) the quotient determined by dividing (x) the amount, if any, by which Qualified Revenues for Contract Year 2003 exceeded the Minimum Qualified Revenue for Contract Year 2003, if any, by (y) [ *** ] (the "2004 Prepayment"). The 2004 Prepayment shall be
                            ---------------
           credited against the invoice prices for Products to be shipped on or after October 1, 2004.

3.05  Packaging. Purchase Prices include packaging for bulk palletized  shipment
      ---------
      for Distributor by common carrier for next-day delivery. Distributor shall pay to Diamond the additional charges for labor and materials costs for special or additional packaging or shipping requested by Distributor.

3.06  Distributor Loan to Diamond.
      ---------------------------

      (i) The parties acknowledge that pursuant to Amendment No. 4, Distributor advanced to Diamond an amount equal to One Million Dollars ($1,000,000.00) ("Loan Proceeds") as a loan ("Loan") on the
                                       -------------               ----
            terms and conditions of a promissory note dated as of April 15, 2002 (the "Original Note"). Upon execution and delivery of this
                   -------------
            Agreement, the parties shall cancel the Original Note and execute and deliver a substitute note in the form attached hereto as Exhibit F (the "New Note") to evidence the Loan. The Original Note
            ---------       --------
            is secured, and the New Note shall be secured, by a subordinated security interest in certain assets of Diamond on the terms and conditions of that certain security agreement dated as of April 15, 2002 (the "Security Agreement"), those certain mortgages dated as
                       ------------------
            of  April 15, 2002  ("Mortgages")  and  that  certain  subordination
                                  ---------
            agreement dated as of April 15, 2002 (the "Subordination Agreement")
                                                       ------------------------
            (the Security Agreement, Mortgages and Subordination Agreement collectively referred to as the "Security Documents").
                                             ------------------

      (ii) Distributor acknowledges that Diamond has supplied the receipts required by Amendment No. 4 evidencing that Diamond has applied the Loan Proceeds toward the uses set forth on Exhibit G attached
                                                              ---------
            hereto.

      (iii) Diamond agrees to obtain lien releases from all contractors, subcontractors or vendors who provide services and/or materials in accordance with Exhibit G. In the event any lien is filed against
                              ---------
            the property secured by the Security Agreement and Mortgages, Distributor shall have the right to pay said lien amount and seek immediate repayment of said amount with interest at the statutory rate from Diamond. Diamond hereby agrees to indemnify and hold Distributor harmless for any and all claims by contractors, subcontractors and vendors providing services to Diamond for the improvements listed on Exhibit G.
                                   ---------

SECTION 4.  FORECASTS; ORDER PROCEDURES; DELIVERIES

4.01  Firm  Orders.   Except  to  the  extent that the parties  otherwise  agree
      ------------
      in writing with regard to a particular order, Distributor shall submit to Diamond a firm written purchase order or orders specifying the types, quantities and delivery dates and instructions of Products that it desires to purchase at least five (5) months prior to the requested delivery date(s). Diamond will review each purchase order within five (5) business days of receipt and either issue in writing its confirmation or its proposal for changes and modifications for delivery to accommodate, to the extent reasonable, Diamond's scheduling requirements. Diamond will use reasonable commercial efforts to accommodate and to minimize changes and modifications to the delivery dates requested by Distributor. Each purchase order shall be binding on Distributor upon written confirmation by Diamond or, if Diamond has made a proposal for changes or modifications to delivery, upon Distributor's written acceptance of such changes or modifications; provided, that no material modification or change will become effective after confirmation without the written approval of both parties. Diamond agrees that with respect to Products covered by a purchase order confirmed by it in writing, the Products shall be available for shipment on the specified delivery dates, except to the extent it is prevented from doing so due to conditions beyond its reasonable control as provided in Section 8. The applicable delivery schedules shall be suspended during any period that Products have been selected for testing by a regulatory authority.

4.02  Standard Batch Size.   Distributor  will  order Products in standard batch
      -------------------
      sizes as shown on Exhibit A.  If  specified  order amounts for Distributor
                        ---------
      would result in a batch which is thirty percent (30%) or more below the applicable standard batch size set forth in Exhibit A, Diamond will so
                                                      ---------
      notify Distributor and at Distributor's option (i) the parties will mutually agree to an increased Purchase Price for such Products; (ii) Distributor will agree to accept and pay for the entire standard batch size of the ordered Products or (iii) Distributor may submit a revised purchase order for a quantity of Products within the permitted parameters.

4.03  Forecasts.   Within fifteen (15) days after the first day of each calendar
      ---------
      quarter during the term of this Agreement, Distributor will furnish Diamond a revised written forecast of the quantities and types of Products that the Distributor anticipates it will order from Diamond during each month of the succeeding twelve (12) month period. Such forecasts will not be deemed binding commitments, but are for the purpose of enabling Diamond to more effectively schedule the use of its facilities.

4.04  Delivery; Title.   Diamond  shall  ship  the Products at the Distributor's
      ---------------
      expense and in accordance with Distributor's written instructions. Written shipping instructions shall be provided by Distributor in each purchase order or not later than two (2) days prior to the specified delivery date. Title and risk of loss of the Products shall pass to the Distributor upon receipt of the Products at the location directed by Distributor.

4.05  Warehousing.   Diamond  agrees  to  store  the Products as required by the
      -----------
      Distributor for a period of not to exceed thirty (30) days from the later of (i) the date Diamond notifies Distributor the Products are ready for shipment or (ii) the delivery date specified in Distributor's purchase order accepted by Diamond. With respect to Products that are not picked up by the common carrier designated by Distributor's shipping instructions within thirty (30) days from the date Diamond notifies Distributor the Products are ready for shipment, Diamond shall charge a warehousing fee of one and one-half percent (1 1/2%) of the invoice amount per month or portion thereof until such Products are shipped.

4.06  Order of Precedence.   In  the  event  of conflict between the typewritten
      -------------------
      terms of Distributor's purchase orders and the terms and conditions of this Agreement, the order of precedence shall be first, the typewritten terms of Distributor's accepted purchase orders and then this Agreement. All other terms and conditions contained in Distributor's and Diamond's standard form purchasing and selling documents shall be disregarded.

SECTION 5.  LABEL CODES:  QUALITY ASSURANCE; DATING

5.01  Label Codes.  Diamond shall code all labels affixed to each  unit  of  the
      -----------
      packaged Products to identify the Product batch. Distributor shall not remove or obliterate label codes or patent marking on any Products.

5.02  Product Analysis.   Prior  to  shipping  any  Product for the Distributor,
      ----------------
      Diamond shall analyze the Product for the purpose of determining whether it conforms with the Specifications.

5.03  Audit.   Once   during  each  Contract  Year,  Diamond  shall  provide  to
      -----
      Distributor  reasonable  access,  during  normal   business  hours,   upon
      reasonable notice to Diamond's manufacturing facilities to permit Distributor to examine, audit and copy Diamond's records with respect to manufacture, quality control and regulatory compliance of the Products, at Distributor's sole expense. Such audit rights shall not extend to financial and other records of Diamond not pertinent hereto.

5.04  Dating.   Unless  otherwise  approved  by  Distributor  prior to shipment,
      ------
      Products will have a dating at time of shipment as follows; provided, that in the event that retesting is required for a Product, the minimum dating otherwise required shall be reduced by a period of sixty (60) days:

      (i) Products released for sale with twenty-four (24) months dating will be shipped for Distributor with a minimum of twenty (20) months dating remaining.

      (ii) Products released for sale with eighteen (18) months dating will be shipped for Distributor with a minimum of fourteen (14) months dating remaining.

      (iii) Products released for sale with twelve (12) months dating will be shipped for Distributor with a minimum of eight (8) months dating remaining.

5.05  Outdates.  Should  Product  remain undistributed beyond the date permitted
      --------
      by regulation or other government agency requirement, Diamond will accept redelivery to it at Distributor's shipping costs, with Distributor to receive credit for same at the price paid to Diamond up to a maximum cumulative credit of 1% of the aggregate Purchase Prices of the products ordered for shipment within a Contract Year, to be included in the calculation of the Qualified Revenue Requirement in Section 1.04(A) and, to the extent contemplated by Section 13.08, the requirements of Section 1.04(ii)(B). Diamond agrees to destroy said returned Product at its cost and in compliance with all regulatory requirements.

SECTION 6.  TERM; TERMINATION

6.01  Term.  The initial term of this Agreement shall be for a period commencing
      ----
      on the Effective Date and ending on December 15, 2013. This Agreement shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Agreement.

6.02  Extension Fee Paid to Diamond.   The  parties acknowledge that pursuant to
      -----------------------------
      Amendment  No. 4,  Distributor  paid in full to Diamond an amount equal to
      [          ***          ]  as  a non-refundable fee for extending the term
      of this Agreement.

6.03  Termination for Breach.  Subject to the provisions of Section 8, if either
      ----------------------
      party shall breach any material obligation required under this Agreement the other party may give written notice of its intention to terminate this Agreement describing in reasonable detail the breach. If the breaching party fails to remedy such material breach within thirty (30) days (ninety
      (90) days in the case of any failure by Diamond to deliver any Product) following such written notice, or if such breach is not reasonably capable of cure within such thirty (30)-day or ninety (90)-day period, as the case may be, and the breaching party fails to commence cure procedures within such thirty (30)-day or ninety (90)-day period and diligently prosecute such procedures until the breach is cured, then the non-breaching party may, in addition to all other remedies available at law or in equity, terminate this Agreement forthwith upon written notice.

6.04  Performance on Termination.    Upon   termination   of   this   Agreement,
      --------------------------
      (i) Products manufactured pursuant to confirmed purchase orders shall be delivered no later than the requested delivery dates in the approved purchase order and Distributor shall pay Diamond therefor as provided in
      Section 3.04 (provided, that prepayment shall be required upon termination due to Distributor's payment default); (ii) all raw materials furnished by Distributor shall be returned at Distributor's expense; and (iii) all reasonable costs of unused raw materials, containers, labeling and packaging previously ordered by Diamond in its reasonable discretion and not reusable for other purposes by Diamond shall be paid by Distributor.

SECTION 7.  REPRESENTATIONS AND WARRANTIES; NOTIFICATIONS

7.01  Of Diamond.  Diamond represents and warrants to Distributor that:
      ----------

      (i) the Products delivered to Distributor hereunder shall conform to the Specifications and all other requirements and shall be free from material defects in workmanship and materials through their respective expiration dates;

      (ii) the execution and delivery of this Agreement by Diamond, and the performance of its obligations hereunder, do not require the consent of any third party and will not violate, with or without notice, the lapse of time or both, any agreement, contract, license or permit to which Diamond is a party or its organizational documents; and

      (iii) prior to delivery of any Product hereunder it will have, and will thereafter maintain, all required manufacturing establishment designations, permits and Licenses required to perform its obligations with respect to such Product under this Agreement.

7.02  Of Distributor.  Distributor represents and warrants to Diamond that:
      --------------
      (i) the execution and delivery of this Agreement by Distributor, and the performance of its obligations hereunder, do not require the consent of any third party and will not violate, with or without notice, the lapse of time or both, any agreement, contract, license or permit to which Distributor is a party or its organizational documents; and

      (ii) it has, and will maintain, all permits and licenses required to perform its obligations under this Agreement and Products distributed hereunder will bear labels conforming to the requirements of this Agreement.

7.03  Non-Conforming Products.  The Distributor shall have 30 days after receipt
      -----------------------
      of the Product to inspect the Product for gross visual defects and reject the same. If the Product is rejected, written notice must be given to Diamond no later than 30 days after receipt by the Distributor. The parties within 30 days after rejection will endeavor in good faith negotiations to determine whether or not the Product conforms to Diamond's warranties. If the parties conclude it does conform, it will be treated as conforming in all respects under this Agreement with time requirements to be adjusted to cover the time required by this process. If the parties conclude it does not conform with Diamonds warranties in Section 7.01(i), at the Distributor's option, (i) Diamond shall be relieved of any obligation to deliver any Product with respect to the non-conforming shipment and in such case Diamond shall credit against future purchases by Distributor the purchase price of such non-conforming Product paid by Distributor together with any shipping costs paid by the Distributor for delivery of such non-conforming Product, or (ii) Diamond shall replace the non-conforming Product with substitute Product which conforms with said warranties, within the time agreed to by both parties, in which case the Distributor shall pay to Diamond amounts in accordance with Section 3 hereof based on the substitute shipment, net of the purchase price and shipping costs, if any, previously paid by Distributor for such non-conforming Products. The non-conforming Product shall become the property of and be returned to Diamond at Diamond's expense. Diamond shall dispose of such Product at its own expense according to all appropriate regulations. The Purchase Price of non-conforming product shall be treated as Minimum Qualified Revenue in the Contract Year the product is ordered for shipment.

7.04  Recall.   Diamond shall  replace  Product at no cost to the Distributor to
      ------
      complete any Product recall or stop-sale required by a subsequent determination that the Product (i) was not produced in accordance with Specifications when released to the Distributor, (ii) failed to remain in compliance with Specifications through the dating period of such Product,
      (iii) contained any material defect in workmanship and materials not detectable by Distributor's inspection testing, or (iv) was not produced in compliance with applicable USDA regulations. The reasonable costs of any such recall or stop-sale shall be borne by Diamond. Any such recall or stop-sale shall be conducted in accordance with USDA Veterinary Services Memorandum No. 800.57 or any successor regulations. The Distributor shall be responsible for all other recalls related to marketing, handling or storage of Product by Distributor or its agents, including voluntary recalls made by Distributor. Minimum Qualified Revenue and, to the extent contemplated by Section 13.08, Minimum Initial Product Revenue, for any Contract Year shall include the Purchase Price for product recalled under the first sentence of this Section 7.04.

7.05  Exclusive Remedy.   THE REMEDIES DESCRIBED IN THIS AGREEMENT ARE EXCLUSIVE
      ----------------
      AND IN LIEU OF ANY OTHER REMEDY DISTRIBUTOR WOULD OTHERWISE HAVE AGAINST DIAMOND WITH RESPECT TO DEFECTIVE PRODUCTS OR ANY BREACH OF DIAMOND'S LIMITED WARRANTY UNDER SECTION 7.01(i) OF THIS AGREEMENT; PROVIDED, THAT THIS SECTION SHALL NOT LIMIT DIAMOND'S INDEMNITY OBLIGATION SET FORTH IN
      SECTION 11 WITH RESPECT TO THIRD PARTY CLAIMS.

7.06  Limitations.
      -----------
      (i) EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7, DIAMOND MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, CONCERNING TECHNOLOGY, GOODS, SERVICES, RIGHTS OR THE MANUFACTURE, AND SALE OF PRODUCTS, AND HEREBY DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE OR NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

      (ii) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR LOST PROFITS, LOSS OF GOODWILL, OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ARISING UNDER ANY THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

      (iii) THE WARRANTY IN SECTION 7.01(i) WILL NOT APPLY TO THE EXTENT OF ANY DEFECTS CAUSED BY IMPROPER OR INADEQUATE HANDLING OR STORAGE OF PRODUCTS AFTER SHIPMENT BY DIAMOND OR FAILURE OF ANY RAW MATERIALS SUPPLIED BY DISTRIBUTOR.

7.07  Notifications.
      -------------

      (i)   Of Diamond.   Diamond   agrees  that  it  will  promptly notify  the
            ----------
            Distributor in writing of any contact, claim or other communication by any entity or agency that relates to, or may relate to, Diamond's ability to perform its responsibilities herein. Any communication (other than routine regulatory filings, notices and reports and other non-adverse communications), either initiated by Diamond or by the USDA, that references a Product in this Agreement or the submission of any such Product will immediately be brought in writing to the attention of the Distributor.

      (ii)  Of Distributor.   Distributor  agrees  that  it will promptly notify
            --------------
            Diamond in writing of any contact, claim or other communication by any entity or agency that relates to, or may relate to, Distributor's ability to perform its responsibilities herein. Any communication (other than routine regulatory filings, notices and reports and other non-adverse communications), either initiated by Distributor or by the USDA, that references a Product in this Agreement or the submission of any such Product will immediately be brought in writing to the attention of Diamond.

SECTION 8.  FORCE MAJEURE

8.01  Force Majeure.   No party  shall be held liable or responsible for failure
      -------------
      or delay in fulfilling or performing any obligation of this Agreement in case such failure or delay is due to Acts of God, strikes or other labor disputes, governmental regulations or actions (not otherwise the responsibility of the parties), inability to obtain material, labor, equipment or transportation, or any other condition beyond the reasonable control of the affected party, provided such party has taken reasonable steps to avert such causes or conditions. Each party agrees to give the other party prompt written notice of the occurrence and the nature of any such condition or act, and the extent to which the affected party will be unable to fully perform its obligation hereunder. Each party further agrees to use all reasonable efforts to correct the condition as quickly as possible.

8.02  Right to Terminate.  If,  as a result of causes or conditions described in
      ------------------
      this Section, either party is unable to perform substantially all of its material obligations hereunder for any consecutive period of three (3) months, the other party shall have the right to terminate this Agreement upon at least thirty (30) days prior written notice.

SECTION 9.  CONFIDENTIAL INFORMATION

9.01  Non-Disclosure.   All  Confidential Information disclosed hereunder  shall
      --------------
      remain the property of the disclosing party and shall be maintained in confidence and not disclosed by the receiving party to any person except to officers, employees, and consultants to whom it is necessary to disclose the information for the purpose of performing and enforcing this Agreement. Each party shall take all steps it would normally take to protect its own Confidential Information to ensure that the received
      Confidential Information shall be maintained in confidence and not disclosed, but in no event less than reasonable care.

9.02  Use.  Unless  otherwise  agreed  in  writing, all Confidential Information
      ---
      disclosed hereunder shall be used by the parties only pursuant to and in accordance with this Agreement.

9.03  Exceptions.   The  obligations  of  Diamond  and  Distributor under   this
      ----------
      paragraph shall not apply to:

      (i) Information which, at the time of disclosure, is in the public domain or thereafter comes within the public domain other than as a result of breach of this Agreement; or

      (ii) Information which either party can establish was in its possession at the time of disclosure; or

      (iii) Information which was received from a third party not under an obligation of confidentiality; or

      (iv) Information which either party can establish was independently developed without reference to the information received hereunder.

9.04  Termination:   Survival.  Upon termination of this Agreement, Diamond  and
      -----------------------
      Distributor agree upon written request to return to the other all written or other physical embodiments of the other's Confidential Information, except for one record copy. The obligations under this paragraph shall be binding on any affiliate, parent, subsidiary, successor or assign of Diamond or Distributor as if a party to the Agreement. The obligations of confidentiality and non-use of the Confidential Information under this Agreement shall, continue throughout the term of this Agreement and for a period of two (2) years following the termination or expiration of this Agreement.

9.05  Confidentially of Agreement.   Except  to  the  extent  required  by  law,
      ---------------------------
      neither party shall disclose to third parties the terms of this Agreement or the negotiations giving rise to this Agreement. If either party ("Disclosing Party") determines that it is required by law to disclose any
        ----------------
      provisions of this Agreement, it will provide reasonable notice to the other party ("Non-Disclosing Party") and will consult and cooperate with
                      --------------------
      the Non-Disclosing Party, to permit the Non-Disclosing Party to seek a protective order or other confidential treatment, to the extent permitted by law.

SECTION 10.  OWNERSHIP OF INTELLECTUAL PROPERTY

Any and all design, patent, copyright and other relevant ownership and other rights in and to the intellectual property aspects of the Products which are the subject of this Agreement and all modifications, adjustments, changes and derivatives thereto and thereof (collectively, the "Rights") shall belong
                                                         ------
exclusively to Diamond, except as otherwise agreed in writing with respect to additional Products added to this Agreement pursuant to Section 2. Distributor agrees that it does not have, and will not claim, any Rights in any Product delivered pursuant to this Agreement or aspect thereof, except as so agreed in writing. Diamond shall own the raw materials and Products, subject to any security interest, until title passes pursuant to Section 4.04.

SECTION 11.  INDEMNIFICATION

11.01 By  Diamond.    Diamond  hereby  agrees  to  defend,  indemnify  and  hold
      -----------
      Distributor, its directors, officers, employees, agents and Affiliates harmless from and against any loss, claim, action, damage, expense or liability (including defense costs and attorneys' fees) resulting from any third party claim or suit arising out of or relating to Diamond's failure to manufacture a Product in compliance with its Specifications; provided, however, that the foregoing indemnity obligations shall not apply where such claim is the result of the willful misconduct or negligent act of Distributor or its Affiliates, and there shall be apportionment in accordance with responsibility when such obligation derives in part from such acts of Diamond and in part from such acts of Distributor and its Affiliates.

11.02 By Distributor.   Distributor  hereby  agrees  to  defend,  indemnify  and
      --------------
      hold Diamond, its directors, officers, employees, agents and Affiliates harmless from and against any loss, claim, action, damage, expense or liability (including defense costs and attorneys' fees) resulting from any third party claim or suit arising out of or relating to the use, sale or distribution of any of the Product manufactured in conformity with the Specifications, including, but not limited to any warranty for the Products extended by Distributor other than the warranties given by Diamond in Section 7.01(i) above and any of the claims identified in
      Section 7.06(i) above; provided, however, that the foregoing indemnity obligation shall not apply where such claim is solely the result of the willful misconduct or negligent act of Diamond or its Affiliates and there shall be apportionment in accordance with responsibility when such obligation derives in part from acts of Distributor and in part from such acts of Diamond and its Affiliates.

11.03 Procedures.   In  the  event  that  a  third-party claim is made or third-
      ----------
      party suit is filed for which either party intends to seek indemnification from the other party pursuant to this Section 11, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party
                             ----------
      (the "Indemnitor") of said claim or suit.   The  Indemnitor shall have the
            ----------
      right to control, through counsel of its choosing, the defense of such third-party claim or suit, but may compromise or settle the same only with the consent of the Indemnitee, which consent shall not be unreasonably withheld. The Indemnitee shall promptly consult in good faith with the Indemnitor with respect to any proposed settlement. The Indemnitee shall cooperate fully with the Indemnitor and its counsel in the defense of any such claim or suit and shall make available to the Indemnitor any books, records or other documents necessary or appropriate for such defense. The Indemnitee shall have the right to participate at the Indemnitee's expense in the defense of any such claim or suit through counsel chosen by the Indemnitee.

11.04 Insurance.   Diamond  and Distributor will each Maintain product liability
      ---------
      insurance covering their individual performance of their obligations hereunder with a minimum limit of liability of Two Million Dollars ($2,000,000) in the aggregate. Each party will maintain insurance to protect themselves and the other from claims under any workers compensation acts and from any other damages from personal injury including death, which may be sustained by the said parties, their agents, servants or employees and the general public and/or claims of property damage which might be sustained from any one of them due to the negligence of the parties. Each party shall furnish the other with a certificate of insurance.

11.05 Survival.   The  provision  of  Sections 11.01 through 11.03 shall survive
      --------
      the expiration or termination of this Agreement.

SECTION 12.  MISCELLANEOUS

12.01 Notices.   All  notices  or  other  communications  provided for  in  this
      -------
      Agreement shall be in writing and shall be considered delivered upon the earliest of actual receipt, or personal or courier delivery, or sending by facsimile with confirmation of receipt in good order requested and received, or on the fourth business day after they are deposited in the United States mail, certified first class or air mail postage prepaid, return receipt requested, addressed to the respective parties as follows:

     (i)  If to Diamond:                   (ii) If to Distributor:
          Diamond Animal Health, Inc.           AGRI Laboratories, ltd.
          2538 S.E. 43rd Street                 20927 State Route K
          Des Moines, Iowa 50317                St. Joseph, MO 64505
          ATTN:  President                      ATTN:  President
          Fax:  (515) 263-8661                  Fax:  (816) 233-9546

          Copies to:                            Copy to:

          Heska Corporation                     Edward S. Sloan
          1613 Prospect Parkway                 Niewald, Waldeck & Brown
          Fort Collins, CO 80525                120 W. 12th Street
          ATTN:  Chief Financial Officer        Kansas City, MO 64105
          Fax:  (970) 484-9505                  Fax:  (816) 474-0872


          William M. Hardin
          Osborn Maledon, P.A.
          2929 North Central Avenue
          Suite 2100
          Phoenix, AZ  85012
          Fax:  (602) 640-6068

      The parties may, at any time, change their addresses or other information in this section by written notice under this section.

12.02 Independent  Contractors.    The  parties  are  and  shall  always  remain
      ------------------------
      independent contractors as to the other in their performances of this Agreement. The provisions of this Agreement shall not be construed as authorizing or reserving to either party any right to exercise any control or direction over the operations, activities, employees, or agents of the other in connection with this Agreement except to the extent required by law, it being understood and agreed that the control and direction of such operations, activities, employees, or agents shall otherwise remain with each party. Neither party to this Agreement shall have any authority to employ any person as an employee or agent for or on behalf of the other party to this Agreement, nor shall any person performing any duties or engaging in any work at the request of such party, be deemed to be an employee or agent of the other party to this Agreement.

12.03 Governing Law.   The  validity, interpretation  and  performance  of  this
      -------------
      Agreement shall be governed and construed in accordance with the internal laws of the State of Iowa.

12.04 Severability.    Whenever  possible,  each  provision  of   this Agreement
      ------------
      shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.05 Modification.   No modification  or  waiver  of  any  provision   of  this
      ------------
      Agreement shall be effective unless the modification is made in writing and signed by the party sought to be charged, and the same shall then be effective only for a period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Diamond and the Distributor or delay or failure to exercise any rights hereunder shall operate as a waiver of such rights or preclude the exercise of any other rights hereunder.

12.06 Survival.   Termination   or   expiration  of  this  Agreement  shall  not
      --------
      relieve either party from any obligation under this Agreement which may have accrued prior thereto or which survives by its terms.

12.07 Captions.   The captions  set  forth in this Agreement are for convenience
      --------
      only and shall not be used in any way to construe or interpret this Agreement.

12.08 Assignment.  Neither  party to this Agreement may assign this Agreement or
      ----------
      its rights or obligations hereunder without the prior written consent of the other party; except that either party may assign its right and delegate its obligations hereunder without prior consent of the other party to any successor entity by way of merger, consolidation, or reorganization or to the purchaser of all or substantially all of its assets. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve either party of responsibility for the performance of any accrued obligation which it has hereunder. Any consent required shall not be unreasonably withheld.

12.09 Entire Agreement.  This  Agreement (including the Exhibits hereto) and the
      ----------------
      New Note constitute the entire understanding of the parties with respect to the subject matter hereof and supersede all prior documents, instruments, negotiations or communications, however given, regarding the subject matter hereof, including but not limited to the Original Note, the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4; provided, that the Security Documents shall continue in full force and effect to secure the Loan and the New Note. There are no other understandings, representations or warranties of any kind, express or implied.

12.10 Arbitration.  Should  the  parties  hereto  be  unable to amicably resolve
      -----------
      between themselves any disagreements relating to or arising from any one or more of the provisions of this Agreement, which does not involve injunctive or equitable relief, both parties shall submit such disagreement to arbitration under the Commercial Rules of the American Arbitration Association in Kansas City, Missouri, with any hearing to be held in St. Joseph, Missouri. Neither party shall have the right to further appeal or redress an arbitration award in any other court or tribunal except solely for the purpose of obtaining execution of the judgment rendered by the American Arbitration Association.

SECTION 13.  DEFINITIONS

13.01 "Affiliate"  shall  mean  with  respect  to any person or entity  (i)  any
       ---------
      other person or entity that controls, is controlled by or is under common control with such first person or entity, with "control" meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the equity interest of an entity or more than a fifty percent (50%) interest in the decision making authority of an entity, and (ii) an entity in which the maximum equity interest permitted by law to be held by another entity is held by such other entity.

13.02 "[  ***   ]" shall mean [          ***          ]
        --------
13.03 "Biostar"  shall  mean  Novartis  Animal Health, Inc. and its predecessor,
       -------
      Biostar, Inc., a corporation organized under the laws of Canada.

13.04 "[       ***       ]"  shall  mean  [          ***          ], a Delaware
        -----------------
      corporation.

13.05 "Confidential Information"  shall,  mean  all  information  disclosed  in
       ------------------------
      writing, or by oral communication if reduced to writing and confirmed as confidential within (30) days of disclosure, by either party to the other relating to raw materials, product specifications, formulations and compositions, scientific know-how, chemical compound and composition data, manufacturing processes, analytical methodology, product applications, including safety and efficacy data, current and future product and marketing plans and projections, and other information of a technical or economic nature related to the Products and/or Diamond's manufacture of the Products.

13.06 "Contract Year"  shall  mean  each  successive  12-month period ending on
       -------------
      December 15 in each calendar year and beginning on December 16 in the previous calendar year, during the term of this Agreement. For example, Contract Year 2002 began on December 16, 2001 and ends on December 15, 2002.

13.07 "Contract Year Factor"  shall  mean (i) [ *** ] for  Contract  Year 2003,
       --------------------
      (ii) [ *** ] for Contract Year 2004 and (iii) 1.00 for all other Contract Years.

13.08 "Initial Products"  shall  mean  the  products  that  are subject to this
       ----------------
      Agreement on the Effective Date, all of which are expressly set forth in Exhibit A attached hereto. Initial Products shall also include additional
      ---------
      products added to this Agreement in accordance with Section 2 of this Agreement that consist of one or more antigens set forth on Exhibit A and
                                                                  ---------
      Exhibit AA on the Effective Date (i) in combination with antigens not set
      ----------
      forth  on  Exhibit A and Exhibit AA on the Effective Date and/or (ii) for
                 ---------     ----------
      which additional claims are obtained by Diamond or the supplier of such antigen (including but not limited to the potential additional products described on Exhibit AA).
                   ----------

13.09 "Initial Product Qualified Revenues"  shall  mean, for any Contract Year,
       ----------------------------------
      an amount equal to (i) the Qualified Revenues attributable to Initial Products (Exhibit A and AA) for such Contract Year, plus (ii) any amounts
                ---------     --
      paid by Distributor to Diamond in such Contract Year for Registration Costs and Support Costs attributable to Products other than Initial Products, plus (iii) any other amounts paid or advanced by Distributor to Diamond in such Contract Year for research and development or other services not contemplated by this Agreement that are attributable to Products other than Initial Products.

13.10 "License"  shall  mean a veterinary biologic license issued to Diamond by
       -------
      the United States Department of Agriculture or other regulatory agency with jurisdiction in the Territory for a Product to be manufactured by Diamond pursuant to this Agreement.

13.11 "Minimum Qualified Revenue"  and  "Minimum Initial Product Revenue" shall
       -------------------------         -------------------------------
      mean  the  minimum  amounts  of  Qualified  Revenue  and  Initial Product
      Qualified  Revenues,  per  Contract  Year, respectively,  as specified in
      Section 1.04(ii)(A) above, and Section 1.04(ii)(B) above, respectively.

13.12 "Products"  shall mean the Initial Products, together with any additional
       --------
      antigens  and  new  products  added to this Agreement pursuant to Section
      2.01 of this Agreement.

13.13 "Qualified Revenue" shall mean, for any Contract Year, an amount equal to
       -----------------
      (i) the Purchase Price of Products ordered for shipment in such Contract Year by Distributor, plus (ii) any amounts paid by Distributor to Diamond in such Contract Year for Registration Costs and Support Costs, plus
      (iii) any other amounts paid or advanced by Distributor to Diamond in such Contact Year for research and development or other services not contemplated by this Agreement, as adjusted for (iv) all other adjustments to Minimum Qualified Revenue expressly as provided in this Agreement.

13.14 "Registration Costs"  shall  mean  all costs and expenses associated with
       ------------------
      obtaining Licenses, including without limitation clinical trial costs, assay development and validation, development of seed stocks, production processes scale-up, formulation development, production of pre-licensing serials, conduct of field safety trials, application fees and other costs and expenses reasonably incidents thereto. As between the parties, Registration Costs shall include labor and service charges at Diamond's standard hourly rates, as amended from time to time, direct cost of materials, and out-of-pocket and third-party expenditures.

13.15 "Specifications"  shall  mean,  as the context may require, either one or
       --------------
      both of the following, which have been mutually agreed upon by the parties: (i) vendor-certified appropriate quantitative and qualitative particulars for all raw materials including active and non-active excipients that are used to prepare all components represented in and by final Products, and (ii) a filed and approved USDA Outline of Production describing in detail the manufacturing process applicable for each Product and the testing and release criteria applicable to each Product.

13.16 "Sterile Filled Facility"  shall  mean  a  sterile  filled  manufacturing
       -----------------------
      facility meeting the CGMP requirements of the FDA.

13.17 "Sterile Filled Facility Period"  shall  mean  any  period during which a
       ------------------------------
      Sterile Filled Facility is operational at Diamond, beginning on the later of (i) the 36-month anniversary of the date Diamond notifies Distributor in writing of its intention to develop a Sterile Filled Facility and (ii) the 18-month anniversary of the date that the first product license is granted by the FDA for a product produced in such Sterile Filled Facility.

13.18 "Support Costs"  shall  mean all costs and expenses of Diamond associated
       -------------
      with providing technical support to Distributor under this Agreement, including without limitation labor and service charges at Diamond's standard hourly rates, as amended from time to time, direct cost of materials, and out-of-pocket and third-party expenditures.

13.19 "Territory" shall mean the territory specified in Section 1.03.
       ---------

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly-authorized representatives as of the date first written above.


DIAMOND ANIMAL HEALTH, INC.                  AGRI LABORATORIES, LTD.


By: /s/ Michael McGinley                     By: /s/ Steve Schram
    -------------------------------              -----------------------------
Title: Vice President - Operations          Title: President/CEO
       & Technical Affairs and                    --------------------------
       General Manager
       ----------------------------





EXHIBITS
--------
A    -    Products and Prices
AA   -    Potential Additional Antigens
B    -    [        ***        ]
C    -    [        ***        ]
D    -    [        ***        ]
E    -    Example Calculations of Minimums
F    -    Form of New Note
G    -    Uses of Loan Proceeds

APPENDICES
----------
1    -    Additional Product



                                    EXHIBIT A

                                 INITIAL PRODUCTS
                                 ----------------

I.    Modified Live Products:


                                                                                PRICING
                                                                                -------

TRADENAME                    ANTIGENS                                     [  ***  ]  [  *** ]  [  *** ]
---------                    --------                                      -------    ------    ------

Titanium BRSV                BRSV                                                    $[ *** ]  $[ *** ]

Titanium BRSV Vac3           BRSV, PI3, IBR                                          $[ *** ]  $[ *** ]

Titanium 5                   BRSV, PI3, IBR, BVD1, BVD2                   $[ *** ]   $[ *** ]  $[ *** ]

Titanium 5 L5                BRSV, PI3, IBR, BVD1, BVD2, Lepto 5          $[ *** ]   $[ *** ]  $[ *** ]

Titanium 3 + BRSV LP         BRSV, PI3, IBR, BVD1, BVD2, L.pomona                    $[ *** ]  $[ *** ]

Titanium IBR                 IBR                                                     $[ *** ]  $[ *** ]

Titanium IBR LP              IBR, L.pomona                                           $[ *** ]  $[ *** ]

Titanium 3                   IBR, BVD1, BVD2                                         $[ *** ]  $[ *** ]

Titanium 4                   IBR, PI3, BVD1, BVD2                                    $[ *** ]  $[ *** ]

Titanium 4 L5                IBR, PI3, BVD1, BVD2, Lepto 5                           $[ *** ]  $[ *** ]



Above Pricing based on Standard Batch Sizes:


[  ***  ] dose          Large Freeze Dryer- [  ***  ]/      Small Freeze Dryer- [  ***  ]/
                        [  ***  ]                           [  ***  ]

[  ***  ] dose          Large Freeze Dryer- [  ***  ]/      Small Freeze Dryer- [  ***  ]/
                        [  ***  ]                           [  ***  ]

[  ***  ] dose          Large Freeze Dryer- [  ***  ]/      Small Freeze Dryer- [  ***  ]/
                        [  ***  ]                           [  ***  ]



Any product combinations of the above antigens not listed above, including but not limited to previously-produced combinations or other products listed on Exhibit A of the Original Agreement that are no longer carried by Distributor or that have never been marketed by Distributor, are not included in the above price structure. Any combinations not listed above that are desired by Distributor subsequent to April 15, 2002 may be added to this Exhibit pursuant to Section 2 of this Agreement and new pricing will be established; provided, that such additional Products shall qualify as "Initial Products" only if they meet the definition of "Initial Products" set forth in this Agreement.

II.   Killed Products:



                                                                                   PRICING
                                                                                   -------

TRADENAME                 ANTIGENS                                           [  ***  ]   [  ***  ]
---------                 --------                                            -------     -------

MasterGuard Preg.5        KIBR, KBVD1, KBVD2, MLV BRSV, PI3                  $[ ***  ]   $[ ***  ]

MasterGuard 10            KIBR, KBVD1, KBVD2, MLV BRSV, PI3, L5              $[ ***  ]   $[ ***  ]

MasterGuard 10 CF         KIBR, KBVD1, KBVD2, MLV BRSV, PI3, L5, C.fetus     $[ ***  ]   $[ ***  ]



* Currently, Intervet will ship to Diamond and bill Distributor directly for the cost of the [ *** ] antigen. Distributor will continue to have responsibility to provide [ *** ]s component to Diamond for labeling and final packaging at no cost to Diamond. Final product [ *** ] potency testing will be performed by Intervet (or any future supplier) and is incorporated into the antigen cost to Distributor

Above Pricing based on Standard Batch Sizes:
[  ***  ] dose      [  ***  ] units / [  ***  ] doses
[  ***  ] dose      [  ***  ] units / [  ***  ] doses


III. Additional Cattle Products- Titanium 5 + Once PMH (MLV IBR, BVD1, BVD2, BRSV, PI3 + Intervet Live avirulent P. haemolytica / multocida):




                                                                PRICING
                                                                -------

Product Form                                         [  ***  ]  [  ***  ]    [  ***  ]
------------                                          -------    -------      -------
Intervet, Unlabelled Titanium 5                      $[ ***  ]  $[ ***  ]    $[ ***  ]

AgriLabs, Final Package                              $[ ***  ]  $[ ***  ]    $[ ***  ]




Above Pricing based on Standard Batch Sizes:
[  ***  ] dose      [  ***  ] units/[  ***  ] doses
[  ***  ] dose      [  ***  ] units/[  ***  ] doses
[  ***  ] dose      [  ***  ] units/[  ***  ] doses

All prices include viricidal testing performed at Diamond.
Bactericidal testing is performed by Intervet and is incorporated into the OncePMH cost to Distributor.
Currently, Intervet will ship to Diamond and bill Distributor directly for the OncePMH component. Distributor will continue to have responsibility to provide OncePMH component to Diamond for labeling and final packaging at no cost to Diamond.

                                   EXHIBIT AA

                POTENTIAL ADDITIONAL ANTIGENS THAT QUALIFY TO BE
                ------------------------------------------------
               CLASSIFIED AS "INITIAL PRODUCTS" PER SECTION 13.08
               --------------------------------------------------

1.   [          ***          ]

2.   [        ***        ]*

3.   [     ***     ]
     -    [     ***     ]
     -    [     ***     ]
     -    [     ***     ]
     -    [     ***     ]
     -    [     ***     ]
     -    [     ***     ]
     -    [     ***     ]

4.   [          ***          ]*

5.   [               ***               ]


     * Supplied by Novartis (Biostar). Novartis has the right to terminate supply of all Biostar antigens to Diamond after December 31, 2007, after which Distributor shall have the responsibility to provide such antigens to Diamond if Distributor desires to add and/or maintain them as Products under this Agreement.



                                    EXHIBIT B

                            [          ***          ]
                             -----------------------

     [          ***          ] Antigens or [          ***          ] Vaccine

                   Infectious Bovine [          ***          ]

                        Bovine [          ***          ]

                           >[          ***          ]

                           >[          ***          ]

                        Bovine [          ***          ]
                            [          ***          ]

                            [          ***          ]
                               (Master Cell Stock)




                                 EXHIBIT C

                           [          ***          ]
                            -----------------------



[          ***          ]             [          ***          ]
 -----------------------               -----------------------

1.   [          ***          ]        [          ***          ]

2.   [          ***          ]        [          ***          ]

3.   [          ***          ]        [          ***          ]






                            [          ***          ]
                             -----------------------

[                   ***                    ]

[                   ***                    ]

[                   ***                    ]

[                   ***                    ]

[                   ***                    ]



        [                         ***                         ]




                                    EXHIBIT D

                            [          ***          ]
                             -----------------------

     Diamond  antigens  to  be  incorporated into the [      ***      ]
     or Solid Dose Technologies:

          [                    ***                    ]

          [                    ***                    ]

          [                    ***                    ]

          [                    ***                    ]

          [                    ***                    ]

          NOTE: [ *** ] component contains both Type I and Type II
          ----



                                    EXHIBIT E
                        EXAMPLE CALCULATIONS OF MINIMUMS
                        --------------------------------
EXAMPLE 1
---------

-    Example is for Contract Year ending 12/15/04

-    Qualified Revenues for all Products total [   ***   ], consisting of the
     following components:



          A.   Product sales, R&D, Support & Registration           [   ***   ]
               attributable to Initial Products only (Section
               13.08(i) of Agreement)

          B.   Sales of Products other than Initial                 [   ***   ]
               Products (Section 13.12(i) of Agreement)

          C.   R&D, Support and Registration for Products           [   ***   ]
               other than Initial Products (Section 13.08(ii)
               and (iii) of Agreement)






-    [   ***   ] in Qualified Revenue exceeds [   ***   ] Minimum Qualified
     Revenue requirement under 1.04(ii)(A): No Additional Payment required to maintain exclusivity on Products other than Initial Products for 2004 CY.

-    [   ***   ] in Initial Product Qualified Revenue (A + C above) does not
     meet [   ***   ] Minimum Initial Product Revenue requirement under
     1.04(ii)(B).

-    If Distributor makes timely [   ***   ] Additional Initial Product
     Payment([   ***   ] per Section 13.07), exclusivity is maintained for
     all Products; if not, Initial Products become non-exclusive and other Products remain exclusive.

EXAMPLE 2
---------

-    Same facts as Example 1, except as follows:

-    Sales of Products other than Initial Products (B in Example 1) is
     [   ***  ], instead of [   ***   ]

-    [   ***   ] in Qualified Revenue does not meet [   ***   ] Minimum
     Qualified Revenue requirement under 1.04(ii)(A).

-    [   ***   ] in Initial Product Qualified Revenue (A + C above) does
     not  meet [   ***   ] Minimum Initial Product Revenue requirement
     under 1.04(ii)(B).

-    If Distributor makes [   ***   ] Additional Initial Product Payment
     under 1.04(ii)(B) ([   ***   ] per Section 13.07), such payment will
     also count as an Additional Payment under 1.04(ii)(A), and exclusivity is maintained for all Products; if not, all Products become non-exclusive.



                                    EXHIBIT F


                                FORM OF NEW NOTE



                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$1,000,000.00                                               as of April 15, 2002
                                                                Des Moines, Iowa

     FOR VALUE RECEIVED, the undersigned DIAMOND ANIMAL HEALTH, INC., an Iowa corporation ("MAKER"), promises to pay to AGRI LABORATORIES, LTD., a Delaware
               -----
corporation ("HOLDER"), or order, at such place as the Holder of this Note shall
              ------
designate in writing, the sum of One Million Dollars ($1,000,000.00) in lawful money of the United States of America. Beginning from the date hereof interest shall accrue on the outstanding principal balance at the "prime rate" plus one quarter percent (0.25%) per annum. Accrued interest shall be paid quarterly on each quarterly anniversary of the date of this Note, and shall accrue based upon a thirty-day month and a 360-day year. Principal under this Note shall be paid in three (3) annual installments on the first, second and third anniversaries of the date of this Note as follows:


          April 15, 2003                     $250,000
          April 15, 2004                     $250,000
          April 15, 2005                     $500,000



All principal and any accrued but unpaid interest shall be due and payable on the third anniversary of the date of this Note.

     Notwithstanding any provision of this Note to the contrary, all principal and unpaid accrued interest shall be due and payable on the ninetieth (90th) day following the date that either (i) Holder's exclusivity rights under that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002, (the "Distribution Agreement") are terminated due to
                              ----------------------
Distributor's nonpayment of any Additional Payment under the Distribution Agreement or (ii) in the event of a merger, sale or fifty percent (50%) change in ownership of Maker; provided, however, that no such amounts shall be due and payable under clause (i) of this paragraph prior to January 1, 2005.

      The "prime rate" shall be the annual rate of interest announced from time to time by Wells Fargo Business Credit, Inc. ("WELLS FARGO") as its prime rate.
                                                -----------
The interest accruing on the principal balance of this Note shall fluctuate from time to time concurrently with changes in the prime rate, effective as of the date any change in the prime rate is publicly announced. If Wells Fargo ceases to announce the prime rate, the prime rate as published in the Wall Street Journal in its "Money Rates" section or a similar financial publication shall be used, as reasonably determined by Maker.

     Maker shall have the right at any time or from time to time to prepay all or a portion of the principal or interest without premium or penalty, and such prepayments shall be applied first to accrued interest and then to principal.

     If default be made in the payment of any of the installments of principal, interest, or other amounts when due under this Note, the entire principal sum and accrued interest and all other amounts due hereunder shall become due at the option of Holder if not paid within ten (10) days of written notice to Maker.

     In the event garnishment, attachment, levy or execution is issued against any substantial or material portion of the property or assets of Maker, or any of them if more than one, or upon the happening of any event which constitutes a default pursuant to the terms of any agreement or other instrument entered into or given in connection herewith, or upon the adjudication of Maker, or any of them if more than one, a bankrupt, such event shall be deemed a default hereunder and Holder may declare this Note immediately due and payable without notice to Maker or exercise any of its remedies hereunder or at law or equity. Should suit be brought to recover on this Note, or should the same be placed in the hands of an attorney for collection, Maker promises to pay all reasonable attorneys' fees and costs incurred in connection therewith.

     Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

     Maker waives demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. Maker agrees that the granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement hereof shall in no way release or discharge the liability of Maker hereof.

     This Note shall be governed by the laws of the State of Iowa.

     Time is of the essence of this Note and each and every term and provision hereof.

     This Note is secured by that certain Security Agreement, dated as of even date herewith, by and between Maker and Holder. Debtor and its affiliates are parties to that certain Second Amended and Restated Credit and Security Agreement by and between Debtor and Wells Fargo Business Credit, Inc., fka Norwest Business Credit, Inc., a Minnesota corporation ("WELLS FARGO"),
                                                                 ------------
originally dated June 4, 2000, as amended, that certain Loan Agreement dated as of April 4, 1994 and related Promissory Note between the City of Des Moines, Iowa and Debtor, as amended, and that certain CEBA Loan Agreement dated January 20, 1994 and related Promissory Notes between Iowa Department of Economic Development and Debtor, as amended (collectively, the "SENIOR LOAN AGREEMENTS
                                                         -----------------------
and  the lender parties thereto collectively, the "SENIOR LENDERS").  This  Note
                                                   --------------
and Maker's obligations hereunder shall be junior and subordinated to all any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) ("INDEBTEDNESS") at any time owing by Debtor to the Senior Lenders, their
  ------------
successors and assigns under the Senior Loan Agreements or otherwise, and the extension, renewal or refinancing (including without limitation any additional advances made in connection therewith) of all or any portion of such Indebtedness by any of the Senior Lenders or any successor lender and any and all security interests securing any portion of such Indebtedness and additional advances from time to time (such Indebtedness, additional advances and security interests, the "SENIOR INDEBTEDNESS"). Holder hereby agrees to take such
                  --------------------
actions, and to execute and deliver such documents and instruments, as shall be requested from time to time by any holder of Senior Indebtedness to confirm and further implement such subordination. In addition, this Note is subject to the terms and conditions of that certain Subordination Agreement dated as of even date herewith by and among Maker, Holder and Wells Fargo.

     THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS NOTE.

                                   DIAMOND ANIMAL HEALTH, INC., an Iowa
                                   corporation, Maker


                                   By:  /s/ Robert B. Grieve
                                        --------------------------------
                                   Its: Chief Executive Officer
                                        --------------------------------


THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY AGRI LABORATORIES, LTD. IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF APRIL 15, 2002.



                                    EXHIBIT G

                              USES OF LOAN PROCEEDS
                              ---------------------

1.   [             ***             ]

2.   [             ***             ]

     -    [   ***   ]
     -    [   ***   ]
     -    [   ***   ]
     -    [   ***   ]
     -    [   ***   ]


                                 APPENDIX NO. 1
                             TO AMENDED AND RESTATED
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     This  Appendix  No.  1  ("Appendix") supplements the attached  Amended  and
                               --------
Restated Bovine Vaccine Distribution Agreement between Diamond and Distributor dated as of September 30, 2002 (the "Distribution Agreement"), in order to set
                                      ----------------------
forth additional terms and conditions applicable to the additional Products identified below.

     WHEREAS, Diamond and Distributor are parties to the Distribution Agreement providing for the distribution of certain bovine antigens; and

     WHEREAS, Diamond, Distributor and [           ***           ] have  entered
into a "Bovine Testing Agreement" for the Product Titanium 5 + OncePMH.

     WHEREAS, Section 2.01 of the Distribution Agreement contemplates that additional products may be added to the Products subject to the Distribution Agreement; and

     WHEREAS, Diamond and Distributor desire to provide for the development and licensure of additional Products (defined below) and if licensed, to add them as Products under the Distribution Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1.   Definitions.

          (1)  In General.    Capitalized  terms  used  herein  shall  have  the
               ----------
meanings ascribed to them in the Distribution Agreement, unless otherwise defined herein.

          (2)  "Additional Products"  shall  mean, for purposes of this Appendix
                -------------------
only, the following Products packaged in [ *** ] dose, [ *** ] dose and [ *** ] dose packages:

          Additional Products - Titanium 5 + OncePMH (MLV IBR,
          BVD1, BVD2, BRSV, PI3 + Intervet Live avirulent P.
          haemolytica / multocida)

     2.   Development and Registration of Additional Products.  In consideration
          ---------------------------------------------------
of Distributor's payment of the fees provided in the Bovine Vaccine Testing Agreement, Diamond agrees to and hereby grants to Distributor exclusive world wide marketing rights to the product identified on Exhibit A
                                                                       ---------
attached hereto and incorporated herein for a period of five (5) years from the License Date by United States Department of Agriculture ("USDA"). Diamond shall
                                                          ----
use reasonable efforts to assist distributor in the registration of such Additional Products (bulk or packed form) outside the United States at Distributor's expense. Distributor shall pay all Registration Costs associated with obtaining and maintaining any Licenses required in the Territory outside the United States and said Registration Costs shall be included in the Qualified Revenue requirements as set forth in Section 1.04(ii)
(A) and, to the extent contemplated by Section 13.08 of the Distribution Agreement, the requirements set forth in Section 1.04(ii)(B) of the Distribution Agreement. This Section 2 of this Appendix shall supersede any and all inconsistent provisions of Section 1.06, and the first sentence of
Section 2.02, of the Distribution Agreement.

     3.   Development and Registration Fees.  Amounts paid by Distributor under
          ---------------------------------
the Bovine Testing Agreement to Diamond shall constitute Qualified Revenue under the Distribution Agreement, be credited to Distributor's Minimum Qualified Revenue obligations under the Distribution Agreement, beginning with the Second Contract Year's Minimum Qualified Revenue, under the Distribution Agreement.

     4.   Additional Product Subject to Distribution Agreement. If a License is
          ----------------------------------------------------
issued to Diamond, [   ***   ], Distributor or any combination of the three (3)
named parties for the Additional Products by the United States Department of Agriculture, and effective upon the date of such issuance (the "License Date")
                                                                 ------------
such  Additional Products shall be added as a "Product" under the Distribution
                                               -------
Agreement.   All provisions of the Distribution Agreement relating to Products shall apply to the Additional Product, except as expressly provided in this Appendix.

     5.   Ownership.   Section 2.02  of  the  Distribution Agreement shall not
          ---------
apply to the Additional Products. Diamond shall retain ownership of (i) the Additional Products developed pursuant to this Appendix and (ii) any antigens it supplies for such Additional Products, and the addition of the Additional Products as Products under the Distribution Agreement shall not be deemed to transfer any right, title, interest or license in or to such Additional Products and/or antigens to Distributor, except for the distribution rights expressly granted in the Distribution Agreement and this Appendix.

     6.   Term.   With  respect  to  all  Additional  Products  (but not other
          ----
Products, with respect to which Section 6.01 of the Distribution Agreement shall control): (i) the initial term of this Appendix shall be for a period commencing on the License Date and ending on the fifth (5th) anniversary of the end of the Contract Year during which the License Date occurs and (ii) this Appendix shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Appendix with respect to such Additional Products.

     7.   Effect of Appendix.     This  Appendix  is  hereby  incorporated  by
          ------------------
reference into the Distribution Agreement as if fully set forth therein, and in the event of any conflict between the terms and conditions of the Distribution Agreement and this Appendix, the terms and conditions of this Appendix shall control.